Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   Date of Report May 29, 1998

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


    Pennsylvania                      0-16276                  23-2449551
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)

   101 North Pointe Boulevard, Lancaster, Pennsylvania          17601-4133
      (Address of principal executive offices)                  (Zip Code)


Registrant's Telephone number, including area code    (717) 581-6030

                      N/A
  (Former name or former address, if changed since last report)

Item 1.     Changes in Control of Registrant.

          Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.    Bankruptcy or Receivership.

          Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.    Other Events.

          On May 29, 1998, the registrant's subsidiary completed the acquisition of branch previously announced in February, 1998. The attached press release provides the details concerning the transaction.

Item 6.    Resignations of Registrant's Directors.

          Not Applicable.

Item 7.    Financial Statements and Exhibits.

          Exhibit:
                 99.1 Press Release of the Registrant, Sterling Financial Corporation, dated May 29, 1998, in connection with the acquisition of certain assets and the assumption of certain liabilities associated with a branch acquisition transaction.


Item 8.    Change in Fiscal Year.

          Not Applicable.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    Sterling Financial Corporation
                                    (Registrant)

                              By:  /s/ John E. Stefan
                                   John E. Stefan, Chairman of the Board,
                                   President and Chief Executive Officer
                                   (Principal Executive Officer)


DATE     June 1, 1998


                          EXHIBIT INDEX

                                                              Page Number in
                                                              Manually Signed
            Exhibit                                           Original

               99      Press Release, dated May 29, 1998,
                       of Registrant   re: Completed purchase
                       of accounts.                                      5


                            Exhibit 99
                          Press Release


FOR IMMEDIATE RELEASE


              Bank of Lancaster County Purchases
             Leola Branch Accounts from CoreStates

     Lancaster, PA, May 29, 1998: John E. Stefan, Chairman and President of Bank of Lancaster County, N.A., a wholly-owned subsidiary of Sterling Financial Corporation, confirmed that the transaction announced in February of 1998 involving the acquisition of the Leola branch deposit accounts of CoreStates Bank, N.A. was finalized this morning. The transaction is unrelated to CoreStates Financial Corp's merger with First Union Corporation.

     The CoreStates branch office was located at 161 Newport Road, Leola and formerly owned by Meridian Bank, which was merged into CoreStates in 1996. The accounts were transferred to Bank of Lancaster County's existing branch office, located less than a mile away at 16 East Main Street, Leola.

     Chairman and President, John E. Stefan, earnestly stated, "This transaction strengthens our commitment to the Leola community. Bank of Lancaster County has been interested in purchasing the deposits of this particular office for some time now and is pleased to bring this transaction to fruition. At
Bank of Lancaster County, we are committed to being an integral part of the communities we serve, dedicated to helping people and businesses grow and prosper."

     Bank of Lancaster County, N.A. has 30 banking locations in addition to the bank's wholly-owned leasing subsidiary, Town & Country, Inc. Bank of Lancaster County, N.A. is an independent, locally-owned and operated commercial bank. The bank's Web site is located at www.blcnet.com.

     Sterling Financial Corporation, the holding company for Bank of Lancaster County, N.A., began trading its common stock in the NASDAQ National Market on January 29, 1998 using the trading symbol
SLFI. Sterling Financial Corporation, headquartered in Lancaster, Pennsylvania, reported first quarter assets of in excess of $869 million.

     Bank of Lancaster County, N.A. is a member of the F.D.I.C. and is an Equal Housing Lender.

CONTACT:  John E. Stefan, Chairman and President
          (717) 581-6030